OTHER INCOME (EXPENSES), NET (non-operational) (Tables)	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
Schedule of Other (Income) Expenses, Net

	US dollars
	Year ended December 31,
(in thousands)	2020	2019	2018

Expenses related to Road Track acquisition (see Note 3)	-	-	(1,539)
Gain from measurement of previously held interests at acquisition date fair value (*)	-	-	14,677
Others	(272)	(26)	-
	(272)	(26)	13,138

(*) during 2018, as a result of the acquisition described in Note 3 the company gained control over certain companies that previously were accounted under the equity method (“JV's”) and began to include these JV's in the consolidated. The company recorded one time gain in the amount of approximately $14.7 million from measurement of the JV's at the acquisition date to fair value.